EXHIBIT 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Quad M Solutions, Inc. (the “Company”) for the quarterly period ended December 31, 2020 as filed with the Securities and Exchange Commission (the “Report”), the undersigned Pasquale (Pat) Dileo, Chief Executive Officer of the Company certifies, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1) the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 24, 2021

Quad M Solutions, Inc

By:	/s/: Pasquale (Pat) Dileo
Name:	Pasquale (Pat) Dileo
Chief Executive Officer (Principal Executive Officer)